EXHIBIT 10.19


                                2005 AMENDMENT TO
                               EMPLOYMENT CONTRACT


AMONG:

TIMET SAVOIE S.A., a Societe Anonyme with offices at 62 Avenue Paul Girod, 73400 Ugine, France (hereinafter referred to as the "Company"), represented by Jean-Marc Frisch, President and Directeur General of the Company, and

TITANIUM METALS CORPORATION, a Delaware (USA) corporation, with offices at 1999 Broadway, Suite 4300, Denver, Colorado, USA 80202 (hereafter referred to as
"TIMET"), represented by J. Landis Martin, Chairman, President and Chief Executive Officer of TIMET,

On the one hand,

AND

MR. CHRISTIAN J.M. LEONHARD, of French nationality, residing at 7 rue d'Alleray, 75015 Paris, France (hereinafter referred to as "Mr. Leonhard"),

On the other hand.


                                    PREAMBLES

     A. The parties entered into an Amendment to Employment Contract executed as of November 25, 2003 ("Employment Contract").

     B. The parties now desire to further amend the Employment Contract as provided herein.


                                    AMENDMENT

     1. Section 3 (a) of the Employment Contract shall be deleted and replaced with the following:

          "(a) Commencing January 1, 2005, Mr. Leonhard shall receive an annual gross salary of 315,000 (euro) (euros) payable in euros through the Company's payroll system."

     2. Except as expressly amended by this 2005 Amendment to Employment Contract, the Employment Contract shall remain in full force and effect.



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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of
March 14, 2005.



                                             \s\ Christian J.M. Leonhard
                                             ----------------------------------
                                                  Christian J. M. Leonhard



                                         By: \s\ Jean Marc Frisch
                                             ----------------------------------
                                                  Jean Marc Frisch
                                                  President & Directeur General
                                                  TIMET SAVOIE



                                         By: \s\ J. Landis Martin
                                             ----------------------------------
                                                  J. Landis Martin
                                                  Chairman, President and Chief
                                                           Executive Officer
                                                  TITANIUM METALS CORPORATION

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